Exhibit (O) under Form N-1A
                                       Exhibit 24 under Item 601/S-K
                  POWER OF ATTORNEY
      Each person whose signature appears below hereby constitutes and appoints the Secretary, Assistant Secretary(ies) of Hibernia Funds and Senior Corporate Counsel, Mutual Fund Services and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----

/s/ Edward C. Gonzales              President, Trustee and
---------------------------------
September 10, 2001
Edward C. Gonzales                  Treasurer (Principal
                                    Executive, Financial
                                    and Accounting Officer)



/s/Arthur Rhew Dooley, Jr.
Trustee                                                    September 10, 2001
Arthur Rhew Dooley, Jr.


/s/ J. Gordon Reische
---------------------------------
Trustee                                                     September 10,
2001
J. Gordon Reische


/s/ Robert L. diBenedetto, M.D.
Trustee                                                     September 10,
2001
Robert L. diBenedetto, M.D.


/s/ Teri Grayson Fontenot
Trustee                                                     September 10,
2001
Teri Grayson Fontenot


/s/ Joseph N. Averett, Jr.
---------------------------------
Trustee                                                   September 10, 2001
Joseph N. Averett, Jr.


/s/ Peter J. Germain
---------------------------------
Secretary                                               September 10, 2001
Peter J. Germain



Sworn to and subscribed before me this 10th day of September, 2001


/s/ Janice L. Vandenberg